UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2021

Golden Arrow Merger Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 E. 53rd Street, 13th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 430-2214
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	GAMCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GAMC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GAMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Additional Private Placement (as defined below) was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon Section 4(a)(2) of the Securities Act.

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K filed by Golden Arrow Merger Corp. (the “Company”) on March 22, 2021 (the “Initial Form 8-K”), on March 19, 2021, the Company completed its initial public offering (the “IPO”) of 25,000,000 units (“Units”), each Unit consisting of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and one-third of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-253465). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $250,000,000.

On May 3, 2021, the underwriters notified the Company of their exercise of the over-allotment option in full and, on May 6, 2021, the underwriters purchased 3,750,000 additional Units (the “Additional Units”) at $10.00 per Additional Unit upon the closing of the over-allotment option, generating gross proceeds of $37,500,000.

As previously reported on the Initial Form 8-K, simultaneously with the consummation of the IPO, on March 19, 2021, the Company consummated a private placement (the “Private Placement”) of an aggregate of 4,500,000 warrants (“Private Placement Warrants”) to Golden Arrow Sponsor Group, LLC (the “Sponsor”) at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $6,750,000. On May 6, 2021, simultaneously with the sale of the Additional Units, the Company consummated the sale of an additional 500,000 Private Placement Warrants (the “Additional Private Placement”) to the Sponsor at a price of $1.50 per additional Private Placement Warrant (the “Additional Private Placement Warrants”), generating gross proceeds of $750,000. The Additional Private Placement Warrants are identical to the Warrants underlying the Units except as described in the Initial Form 8-K.

A total of $37,500,000 of the net proceeds from the sale of the Additional Units and the Additional Private Placement Warrants was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee, bringing the aggregate proceeds held in the Trust Account to $285,000,000.

An audited balance sheet as of March 19, 2021 reflecting receipt of the net proceeds from the IPO and the Private Placement, but not the net proceeds from the sale of the Additional Units or the Additional Private Placement Warrants, had been prepared by the Company and previously filed with the Initial Form 8-K. The Company’s unaudited pro forma balance sheet as of May 6, 2021 reflecting receipt of the net proceeds from the sale of the Additional Units and the Additional Private Placement Warrants is attached hereto as Exhibit 99.1.

On May 6, 2021, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.2, announcing that the holders of the Units may elect to separately trade the shares of Class A Common Stock and Warrants included in the Units commencing on May 7, 2021. Those Units that are not separated will continue to trade on the Nasdaq Capital Market (“Nasdaq”) under the ticker symbol “GAMCU,” and the shares of Class A common stock and Warrants that are separated will trade on Nasdaq under the symbols “GAMC” and “GAMCW,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ Units into shares of Class A Common Stock and Warrants.

On April 12, 2021, the staff of the Securities and Exchange Commission issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). In view of the SEC Staff Statement, the Company is currently evaluating whether the warrants should be reclassified from equities to liabilities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Balance Sheet

99.2	Press Release, dated May 6, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Arrow Merger Corp.

	By:	/s/ Timothy Babich
		Name:	Timothy Babich
		Title:	Chief Executive Officer
Date: May 12, 2021

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